UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2014 (February 26, 2014)

Taminco Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-35875	45-4031468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Windsor Plaza, Suite 411

7540 Windsor Drive

Allentown, Pennsylvania 18195

(Address of Principal Executive Offices, including Zip Code)

(610) 366-6730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d)	On February 26, 2014, the Board of Directors of Taminco Corporation (the “Company”) appointed Mr. Pascal Lebard as a member of the Board of Directors and the Audit Committee, effective as of March 3, 2014. On March 3, 2014, the Company and Mr. Lebard entered into the Non-Qualified Stock Option Agreement granting Mr. Lebard the option to purchase 10,000 shares of the Company’s common stock at an exercise price of $22.58. The grant will be made pursuant to the Taminco Corporation 2013 Long-Term Incentive Plan, which was previously filed with the Securities and Exchange Commission on April 2, 2013.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Non-Qualified Stock Option Agreement, dated March 3, 2014, by and between Taminco Corporation and Pascal Lebard.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAMINCO CORPORATION
Registrant

Date: March 3, 2014

	By:	/s/ Edward Yocum
	Name:	Edward J. Yocum
	Title:	Executive Vice President, General Counsel,
Chief Compliance Officer and Secretary